Exhibit 99.1

Atomera Provides Third Quarter 2021 Results

LOS GATOS, Calif. Oct. 28, 2021 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the third quarter ended September 30, 2021.

•	Company reached formal acceptance of 200 and 300mm Epi deposition tool and facility
•	Patents issued and pending reached 298 as of September 30th

Management Commentary

“Atomera’s strong benefits for power devices, RF products and advanced nodes devices have been confirmed through extensive testing and modeling, and our customers and partners are now seeing the data as our staff has been able to visit more customers in person over this last quarter,” said Scott Bibaud, President and CEO. “We have expanded our pipeline for future JDA customers, while our current JDA partner made progress toward production. We are confident we can help customers gain competitive advantages as the industry starts to exit this period of tight fab capacity and supply shortages, and enters a stage of robust investment in new production technologies and equipment.”

Financial Results

The Company incurred a net loss of ($4.2) million, or ($0.19) per basic and diluted share in the third quarter of 2021, compared to a net loss of ($3.6) million, or ($0.19) per basic and diluted share, for the third quarter of 2020. Adjusted EBITDA (a non-GAAP financial measure) in the third quarter of 2021 was a loss of ($3.6) million compared to an adjusted EBITDA loss of ($2.7) million in the third quarter of 2020.

The Company had $31.8 million in cash and cash equivalents as of September 30, 2021, compared to $37.9 million as of December 31, 2020.

The total number of shares outstanding was 23.1 million as of September 30, 2021.

Third Quarter 2021 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Thursday, Oct. 28, 2021

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

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Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap. More information can be found at www.atomera.com

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations or entered into a definitive royalty-based manufacturing and distribution license agreement with regard to our MST technology, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) risks related our ability to successfully complete the milestones in our joint development agreement or, even if successfully completed, to reach a commercial distribution license with our JDA customer; (3) risks related to our ability to advance the licensing arrangements with our initial integration licensees, Asahi Kasei Microdevices, ST Microelectronics and our fabless licensee, to royalty-based manufacturing and distribution licenses or our ability to add other licensees; (4) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (5) our ability to protect our proprietary technology, trade secrets and knowhow and (6) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed with the SEC on February 19, 2021. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow --

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	September 30,	December 31,
	2021	2020
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$31,789	$37,942
Prepaid expenses and other current assets	429	132
Total current assets	32,218	38,074

Property and equipment, net	208	153
Operating lease right-of-use asset	950	705
Financing lease right-of-use asset	6,170	–
Long-term prepaid rent	–	450
Long-term prepaid maintenance and supplies	91	–
Security deposit	14	13

Total assets	$39,651	$39,395

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$321	$442
Accrued expenses	315	211
Accrued payroll related expenses	434	705
Current operating lease liability	214	90
Current financing lease liability	1,621	–
Total current liabilities	2,905	1,448

Long-term operating lease liability	809	602
Long-term financing lease liability	4,455	–

Total liabilities	8,169	2,050

Commitments and contingencies	–	–

Stockholders’ equity:
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding at September 30, 2021 and December 31, 2020	–	–
Common stock: $0.001 par value, authorized 47,500 shares; 23,145 and 22,375 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively;	23	22
Additional paid-in capital	193,148	187,463
Accumulated deficit	(161,689)	(150,140)
Total stockholders’ equity	31,482	37,345

Total liabilities and stockholders’ equity	$39,651	$39,395

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Atomera Incorporated

Condensed Statements of Operations

(Unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue	$–	$–	$400	$62
Cost of revenue	–	–	–	(13)
Gross margin	$–	$–	$400	$49

Operating expenses
Research and development	2,232	2,049	6,530	6,197
General and administrative	1,637	1,322	4,656	4,247
Selling and marketing	267	208	670	648
Total operating expenses	4,136	3,579	11,856	11,092

Loss from operations	(4,136)	(3,579)	(11,456)	(11,043)

Other income (expense)
Interest income	2	1	7	41
Interest expense	(52)	–	(52)	–
Total other income (expense), net	(50)	1	(45)	41

Net loss before income taxes	(4,186)	(3,578)	(11,501)	(11,002)
Provision for income taxes	17	–	48	–

Net loss	$(4,203)	$(3,578)	$(11,549)	$(11,002)
Net loss per common share, basic and diluted	$(0.19)	$(0.19)	$(0.52)	$(0.61)

Weighted average number of common shares outstanding, basic and diluted	22,629	19,337	22,405	18,028

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Atomera Incorporated

Reconciliation to Non- GAAP EBITDA

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020

Net loss (GAAP)	$(4,203)	$(3,578)	$(11,549)	$(11,002)
Add (subtract) the following items:
Interest income	(2)	(1)	(7)	(41)
Interest expense	52	–	52	–
Provision for income taxes	17	–	48	–
Depreciation and amortization	21	11	47	32
Warrant modification	–	–	–	139
Stock-based compensation	756	829	2,334	2,224
Adjusted EBITDA (non-GAAP)	$(3,359)	$(2,739)	$(9,075)	$(8,648)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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